Exhibit 10.6

CEC ENTERTAINMENT, INC.

Agreement Regarding Private Placement of Shares

Upon Exercise of Stock Option

CEC Entertainment, Inc.

4441 W. Airport Freeway

Irving, Texas 75062

Gentlemen:

This agreement has been executed by the undersigned (any reference to “I” or “me” or “my” is a reference to the undersigned) in connection with the sale to me by the Company in a private placement of shares (the “Shares”) of common stock, par value $0.10 per share (the “Common Stock”), of CEC Entertainment, Inc. (the “Company”). I hereby represent, warrant and agree as follows:

1. Agreement to Purchase. I acknowledge that the Shares are being acquired by me upon, exercise of a stock option held by me for the purchase of shares of Common Stock pursuant to the Company’s stock option plan. I hereby agree to purchase 3,750 Shares at a purchase price of $17.3667 per Share, payment for which in the amount of $65,125.13 is being made by wire transfer or by check, bank draft or money order.

2. Access to Information. I am purchasing the Shares after what I deem to be adequate investigation of the business and prospects of the Company by me. I have been furnished with any materials relating to the business and operation of the Company that have been requested by me, and I have been given an opportunity to make any further inquiries desired of the management and any other personnel of the Company.

3. Representations.

(a) I have been advised that the Shares are not being registered under the Securities Act of 1933, as amended (the “Act”), on the basis of an exemption from registration under the Act, and on the representations made by me in this agreement. I understand that neither the Securities and Exchange Commission (“SEC”) nor any other federal or state agency has passed on or made any recommendation or endorsement of the Shares, and that the Company is relying on the truth and accuracy of the representations and warranties made by me in this agreement in connection with offering the Shares for sale to me without registration under the Act.

(b) I am a director or executive officer of the Company.

(c) I am acquiring the Shares for investment for my own account and not with a view to their resale or distribution and I do not intend to divide my participation with others or to resell or otherwise dispose of all or any part of the Shares unless and until they are subsequently registered under the Act, or an exemption from such registration is available.

(d) I have the ability to evaluate the merits and risks of an investment in the Company based upon my knowledge and experience in financial and business matters.

(e) I understand that if Rule 144 under the Securities Act (“Rule 144”) is available with respect to resale of the Shares, any routine sale of the Shares made under Rule 144 can be made only in compliance with Rule 144 and this Agreement. If Rule 144 is not available, compliance with another exemption from registration under the Act will be required before I can transfer part or all of the Shares. I am familiar with the provisions of Rule 144, including Rule 144’s requirement that the Shares be held by me for at least one year before they can be sold by me.

(f) I understand that before any transfer of any of the Shares can be made by me, written approval must first be obtained from the Company’s counsel. The basis of any such approval will be satisfactory compliance with the requirements of the federal and state statutes regulating sales and transfers of securities. I understand that a legend to this effect will be placed on the Shares and that stop-transfer instructions will be issued by the Company to its transfer agent.

(g) I am (i) able to bear the economic risk of this investment, (ii) able to hold the Shares indefinitely, and (iii) presently able to afford a complete loss of this investment. I have consulted my own attorney, accountant or investment advisor with respect to my investment in the Shares.

4. Legends. All certificates evidencing Shares of the Company subject to the provisions of this Agreement shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT”.

5. General.

(a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned’s address set forth below and to the Company at the address set forth above.

(b) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of Texas, without giving effect to principles regarding conflicts of law.

(c) This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. I agree not to transfer or assign this Agreement, or any of my interest herein, without the express written consent of the Company.

Very truly yours,

(Signature of Purchaser)

Walter Tyree
(Typed or printed name of Purchaser)

Dated: January 2, 2007

ACCEPTED AND AGREED:

CEC ENTERTAINMENT, INC.

By:
Name:
Title: